UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 27, 2016

AECOM

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-52423 (Commission File Number)	61-1088522 (IRS Employer Identification No.)

1999 Avenue of the Stars, Suite 2600
Los Angeles, California 90067
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code (213) 593-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2016, Gaurav Kapoor was appointed Senior Vice President, Global Controller and Principal Accounting Officer of AECOM (the “Company”).  Mr. Kapoor, age 39, started with the Company in 2015 and served as the Company’s Senior Vice President, Financial Planning & Analysis.  Prior to joining the Company, Mr. Kapoor worked as a partner at Ernst & Young, LLP.  Mr. Kapoor, will continue to work with Ronald E. Osborne, our previous Principal Accounting Officer, as Mr. Osborne transitions to another role within the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Date: December 27, 2016	By:	/s/ David Y. Gan
David Y. Gan
Senior Vice President, Deputy General Counsel